EXHIBIT 99


Wells Fargo 2004-I Computation Materials (06-11-04)

Modeled       : Yes      Paydown       : 0         Coll Source   : MCF File  Pricing Type  : CPB       Auto Update   : No
Deal Format   : CMODEV   Paydown Date  : 20040615  TBV Source    : NA        Pricing Speed : 25.0                    :
Res Modeled   : Yes      First Payment : 20040725  Assumed Coll  : No        Pricing Date  : 20040615                :
Call Modeled  : Yes      Closed        : 20040615  Descend       : No                      :                         :
Model Type    : SRJR     Collat Mode   : STD       Summary Coll  : No        Bond Paymode  : Constant  Last Updated  : 99999999
Indic Status  :          Frequency     : 12        Group Bypass  : No        BV Rescale    : No        Coll Fctr Date: 20040601


Deal            Class                   Balance   WAL  Flt P/Y Original Balance    Coupon      Cusip CFs Per   20 bond
WF04.IR3X       A1              1,346,889,834.95  1.60627 n  y  1,346,889,834.95    3.3898   no cusip  32   0
                A2                373,256,634.99  1.94193 n  y    373,256,634.99    3.4285   no cusip  36
                A3                 25,000,000.00  1.60627 n  y     25,000,000.00    3.3898   no cusip  32
                B-1                17,003,991.25  2.46075 n  y     17,003,991.25    3.3981   no cusip  36
                B-2                14,319,150.52  2.46075 n  y     14,319,150.52    3.3981   no cusip  36
                B-3                 4,474,734.54  2.46075 n  y      4,474,734.54    3.3981   no cusip  36
                B-4                 4,474,734.54  2.46075 n  y      4,474,734.54    3.3981   no cusip  36
                B-5                 2,684,840.72  2.46075 n  y      2,684,840.72    3.3981   no cusip  36
                B-6                 1,789,893.82  2.46075 n  y      1,789,893.82    3.3981   no cusip  36

NOTE
----
- ASSUME LIB1 1.15 LIB3 1.25 LIB1Y 2.02 TSY1 1.79
- GROUP 1: LOANS WITH RATE ADJ DATE LESS THAN 30 MONTHS
- GROUP 2: LOANS WITH RATE ADJ DATE EQUAL TO OR GREATER THAN 30 MONTHS
- AAA ARE NET WAC
- PAY A1, A3 PRO-RATA FROM GRP 1
- PAY A2 FROM GRP 2



The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

PY
---

ASSUME: LIB1 1.15 LIB1Y 2.02 TSY1 1.79 NO COUP_HIST ADVANCE DELAY 0
ASSUME: SETTLE 20040615


WF04.IR3X YIELD MATRIX

CLASS A1                              CPR 0         CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 98.625                          4.12836       4.12839       4.16363       4.23416       4.41917       4.60985       5.05209
PRICE 98.6875                         4.12295       4.11378       4.14125       4.20278       4.37145       4.54854       4.96326
PRICE 98.75                           4.11754       4.09918       4.11891       4.17144       4.32380       4.48733       4.87458
PRICE 98.8125                         4.11214       4.08460       4.09659       4.14015       4.27621       4.42621       4.78603
PRICE 98.875                          4.10674       4.07004       4.07430       4.10890       4.22869       4.36518       4.69763
PRICE 98.9375                         4.10135       4.05550       4.05204       4.07769       4.18125       4.30424       4.60936
PRICE 99                              4.09597       4.04097       4.02981       4.04652       4.13387       4.24339       4.52123
PRICE 99.0625                         4.09059       4.02647       4.00761       4.01540       4.08656       4.18263       4.43323
PRICE 99.125                          4.08521       4.01198       3.98544       3.98432       4.03931       4.12196       4.34538
PRICE 99.1875                         4.07984       3.99751       3.96330       3.95328       3.99213       4.06138       4.25766
PRICE 99.25                           4.07447       3.98306       3.94119       3.92229       3.94502       4.00089       4.17008
PRICE 99.3125                         4.06911       3.96863       3.91911       3.89134       3.89798       3.94049       4.08263
PRICE 99.375                          4.06376       3.95422       3.89705       3.86043       3.85101       3.88017       3.99532
PRICE 99.4375                         4.05841       3.93982       3.87503       3.82956       3.80410       3.81995       3.90815
PRICE 99.5                            4.05306       3.92544       3.85304       3.79873       3.75726       3.75981       3.82111
PRICE 99.5625                         4.04772       3.91108       3.83107       3.76795       3.71049       3.69976       3.73421
PRICE 99.625                          4.04239       3.89674       3.80914       3.73721       3.66378       3.63980       3.64744
PRICE 99.6875                         4.03706       3.88242       3.78723       3.70651       3.61714       3.57993       3.56080
PRICE 99.75                           4.03173       3.86811       3.76535       3.67585       3.57056       3.52014       3.47430
PRICE 99.8125                         4.02641       3.85382       3.74350       3.64524       3.52405       3.46045       3.38794
PRICE 99.875                          4.02110       3.83955       3.72168       3.61466       3.47761       3.40084       3.30170
PRICE 99.9375                         4.01579       3.82530       3.69989       3.58413       3.43123       3.34131       3.21560
PRICE 100                             4.01048       3.81106       3.67813       3.55364       3.38492       3.28188       3.12964
PRICE 100.0625                        4.00518       3.79685       3.65639       3.52319       3.33868       3.22253       3.04380
PRICE 100.125                         3.99988       3.78265       3.63469       3.49278       3.29250       3.16326       2.95810
PRICE 100.1875                        3.99459       3.76847       3.61301       3.46242       3.24638       3.10409       2.87253
PRICE 100.25                          3.98931       3.75430       3.59136       3.43209       3.20033       3.04500       2.78709
PRICE 100.3125                        3.98403       3.74016       3.56974       3.40181       3.15435       2.98599       2.70179
PRICE 100.375                         3.97875       3.72603       3.54815       3.37156       3.10843       2.92708       2.61661
PRICE 100.4375                        3.97348       3.71192       3.52658       3.34136       3.06258       2.86824       2.53157
PRICE 100.5                           3.96821       3.69782       3.50505       3.31120       3.01679       2.80950       2.44665
PRICE 100.5625                        3.96295       3.68375       3.48354       3.28108       2.97106       2.75083       2.36187
PRICE 100.625                         3.95770       3.66969       3.46206       3.25100       2.92540       2.69226       2.27722

ASSUME: LIB1 1.15 LIB1Y 2.02 TSY1 1.79 NO COUP_HIST ADVANCE DELAY 0



The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

ASSUME: SETTLE 20040615


WF04.IR3X YIELD MATRIX

CLASS A2                            CPR 0         CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 97.5                          4.24483       4.37523       4.54031       4.77367       5.26993       5.72324       6.69197
PRICE 97.5625                       4.23946       4.36039       4.51749       4.74158       5.22100       5.66030       6.60060
PRICE 97.625                        4.23410       4.34557       4.49469       4.70953       5.17213       5.59745       6.50937
PRICE 97.6875                       4.22874       4.33078       4.47193       4.67753       5.12334       5.53470       6.41829
PRICE 97.75                         4.22338       4.31600       4.44920       4.64557       5.07462       5.47204       6.32736
PRICE 97.8125                       4.21803       4.30124       4.42650       4.61365       5.02597       5.40947       6.23656
PRICE 97.875                        4.21268       4.28650       4.40383       4.58178       4.97739       5.34700       6.14592
PRICE 97.9375                       4.20734       4.27178       4.38119       4.54996       4.92888       5.28462       6.05541
PRICE 98                            4.20201       4.25707       4.35858       4.51817       4.88044       5.22234       5.96505
PRICE 98.0625                       4.19668       4.24239       4.33601       4.48644       4.83207       5.16015       5.87483
PRICE 98.125                        4.19135       4.22773       4.31346       4.45474       4.78377       5.09805       5.78476
PRICE 98.1875                       4.18603       4.21308       4.29094       4.42309       4.73554       5.03604       5.69482
PRICE 98.25                         4.18072       4.19845       4.26846       4.39149       4.68738       4.97412       5.60503
PRICE 98.3125                       4.17541       4.18384       4.24600       4.35993       4.63929       4.91230       5.51538
PRICE 98.375                        4.17011       4.16925       4.22357       4.32841       4.59127       4.85057       5.42587
PRICE 98.4375                       4.16481       4.15468       4.20118       4.29693       4.54332       4.78893       5.33650
PRICE 98.5                          4.15951       4.14013       4.17881       4.26550       4.49544       4.72738       5.24727
PRICE 98.5625                       4.15422       4.12559       4.15647       4.23411       4.44763       4.66593       5.15818
PRICE 98.625                        4.14894       4.11108       4.13417       4.20277       4.39988       4.60456       5.06923
PRICE 98.6875                       4.14366       4.09658       4.11189       4.17147       4.35221       4.54329       4.98042
PRICE 98.75                         4.13838       4.08210       4.08964       4.14021       4.30460       4.48211       4.89175
PRICE 98.8125                       4.13311       4.06764       4.06743       4.10900       4.25706       4.42101       4.80322
PRICE 98.875                        4.12785       4.05320       4.04524       4.07783       4.20959       4.36001       4.71483
PRICE 98.9375                       4.12259       4.03877       4.02308       4.04670       4.16219       4.29910       4.62658
PRICE 99                            4.11734       4.02437       4.00095       4.01561       4.11486       4.23828       4.53846
PRICE 99.0625                       4.11209       4.00998       3.97885       3.98457       4.06759       4.17755       4.45048
PRICE 99.125                        4.10684       3.99561       3.95678       3.95357       4.02039       4.11690       4.36264
PRICE 99.1875                       4.10160       3.98126       3.93474       3.92261       3.97326       4.05635       4.27493
PRICE 99.25                         4.09637       3.96693       3.91273       3.89170       3.92620       3.99589       4.18737
PRICE 99.3125                       4.09114       3.95261       3.89075       3.86082       3.87920       3.93551       4.09993
PRICE 99.375                        4.08591       3.93832       3.86880       3.82999       3.83227       3.87522       4.01264
PRICE 99.4375                       4.08069       3.92404       3.84687       3.79920       3.78541       3.81503       3.92548
PRICE 99.5                          4.07548       3.90978       3.82498       3.76846       3.73862       3.75492       3.83845



The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

ASSUME: LIB1 1.15 LIB1Y 2.02 TSY1 1.79 NO COUP_HIST ADVANCE DELAY 0
ASSUME: SETTLE 20040615

WF04.IR3X YIELD MATRIX

CLASS A3                                CPR 0         CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 98.625                            4.12836       4.12839       4.16363       4.23416       4.41917       4.60985       5.05209
PRICE 98.6875                           4.12295       4.11378       4.14125       4.20278       4.37145       4.54854       4.96326
PRICE 98.75                             4.11754       4.09918       4.11891       4.17144       4.32380       4.48733       4.87458
PRICE 98.8125                           4.11214       4.08460       4.09659       4.14015       4.27621       4.42621       4.78603
PRICE 98.875                            4.10674       4.07004       4.07430       4.10890       4.22869       4.36518       4.69763
PRICE 98.9375                           4.10135       4.05550       4.05204       4.07769       4.18125       4.30424       4.60936
PRICE 99                                4.09597       4.04097       4.02981       4.04652       4.13387       4.24339       4.52123
PRICE 99.0625                           4.09059       4.02647       4.00761       4.01540       4.08656       4.18263       4.43323
PRICE 99.125                            4.08521       4.01198       3.98544       3.98432       4.03931       4.12196       4.34538
PRICE 99.1875                           4.07984       3.99751       3.96330       3.95328       3.99213       4.06138       4.25766
PRICE 99.25                             4.07447       3.98306       3.94119       3.92229       3.94502       4.00089       4.17008
PRICE 99.3125                           4.06911       3.96863       3.91911       3.89134       3.89798       3.94049       4.08263
PRICE 99.375                            4.06376       3.95422       3.89705       3.86043       3.85101       3.88017       3.99532
PRICE 99.4375                           4.05841       3.93982       3.87503       3.82956       3.80410       3.81995       3.90815
PRICE 99.5                              4.05306       3.92544       3.85304       3.79873       3.75726       3.75981       3.82111
PRICE 99.5625                           4.04772       3.91108       3.83107       3.76795       3.71049       3.69976       3.73421
PRICE 99.625                            4.04239       3.89674       3.80914       3.73721       3.66378       3.63980       3.64744
PRICE 99.6875                           4.03706       3.88242       3.78723       3.70651       3.61714       3.57993       3.56080
PRICE 99.75                             4.03173       3.86811       3.76535       3.67585       3.57056       3.52014       3.47430
PRICE 99.8125                           4.02641       3.85382       3.74350       3.64524       3.52405       3.46045       3.38794
PRICE 99.875                            4.02110       3.83955       3.72168       3.61466       3.47761       3.40084       3.30170
PRICE 99.9375                           4.01579       3.82530       3.69989       3.58413       3.43123       3.34131       3.21560
PRICE 100                               4.01048       3.81106       3.67813       3.55364       3.38492       3.28188       3.12964
PRICE 100.0625                          4.00518       3.79685       3.65639       3.52319       3.33868       3.22253       3.04380
PRICE 100.125                           3.99988       3.78265       3.63469       3.49278       3.29250       3.16326       2.95810
PRICE 100.1875                          3.99459       3.76847       3.61301       3.46242       3.24638       3.10409       2.87253
PRICE 100.25                            3.98931       3.75430       3.59136       3.43209       3.20033       3.04500       2.78709
PRICE 100.3125                          3.98403       3.74016       3.56974       3.40181       3.15435       2.98599       2.70179
PRICE 100.375                           3.97875       3.72603       3.54815       3.37156       3.10843       2.92708       2.61661
PRICE 100.4375                          3.97348       3.71192       3.52658       3.34136       3.06258       2.86824       2.53157
PRICE 100.5                             3.96821       3.69782       3.50505       3.31120       3.01679       2.80950       2.44665
PRICE 100.5625                          3.96295       3.68375       3.48354       3.28108       2.97106       2.75083       2.36187
PRICE 100.625                           3.95770       3.66969       3.46206       3.25100       2.92540       2.69226       2.27722



The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.